Ballantyne Strong Reports Fourth Quarter and Year End 2018 Operating Results

Omaha, NE – March 11, 2019 – Ballantyne Strong, Inc. (NYSE American: BTN) (the “Company”), a holding company with diverse business activities focused on serving the cinema, retail, financial, advertising and government markets, today announced financial results for the period ended December 31, 2018. The Company conducts its operations through three operating segments: Strong Cinema, Convergent and Strong Outdoor.

Fourth Quarter and Full Year 2018 Highlights

●	Total revenue increased 15.7% to $18.2 million for the fourth quarter of 2018 due to quarterly revenue growth from Convergent and incremental revenue from the start-up of Strong Outdoor. For the year, revenue decreased 11.0% to $64.7 million as reductions at Convergent and Strong Cinema, where we eliminated several product lines earlier in the year, were partially offset by the start-up of Strong Outdoor.

●	Gross profit increased 15.6% to $4.5 million for the fourth quarter of 2018 due to increased quarterly revenues at Convergent and Strong Outdoor combined with cost reduction initiatives at Convergent. For the year, gross profit decreased 35.7% to $12.2 million largely due to the startup costs of Strong Outdoor, and lower annual revenue at Convergent.

●	Operating income amounted to $0.1 million for the fourth quarter of 2018 compared to a loss of $1.9 million in the fourth quarter of 2017 due to the combination of higher quarterly revenue and cost reduction initiatives implemented at Convergent. For the year, operating loss was $10.3 million compared to a loss of $2.8 million in the prior year, largely due to the startup costs of Strong Outdoor and the operating losses incurred in the first three quarters in connection with the repositioning of Convergent.

●	Net loss was $0.6 million ($0.04 per share) for the fourth quarter of 2018 as compared to a loss of $1.0 million ($0.07 per share) in the fourth quarter of the prior year. For the year, net loss was $12.3 million ($0.86 per share) as compared to a loss of $3.6 million ($0.25 per share) in the prior year, largely due to the startup costs of Strong Outdoor and impairment charges incurred in connection with the repositioning of Convergent.

●	Adjusted EBITDA, a non-GAAP measure, improved to positive $1.4 million for the fourth quarter of 2018 from negative $0.4 million in the fourth quarter of 2017 due to quarterly revenue growth combined with improved operating expenses. For the year, adjusted EBITDA was a loss of $3.7 million in 2018 compared to positive $0.5 million in 2017, largely due to the start-up costs of Strong Outdoor and operating losses in the first nine months for Convergent.

Kyle Cerminara, Chairman and CEO commented, “We demonstrated significant progress in all three lines of business during the fourth quarter, resulting in significantly improved quarterly operating results. Strong Cinema continued to produce stable high margin performance, while Convergent turned the corner on increased recurring revenue and lower operating costs in the fourth quarter. Strong Outdoor, which started operations in early 2018, began generating meaningful revenue for the first time.”

“Earlier in 2018, we took a number of steps to right-size and restructure our Convergent business, significantly reducing our operating costs while also accelerating higher margin recurring revenue. We also invested in the startup of Strong Outdoor, which is now beginning to generate meaningful revenue and is expected to continue to grow in 2019. Our Strong Cinema business continues to generate strong margins and reliable cash flow. The investments in the startup of Strong Outdoor and the restructuring of Convergent adversely impacted our reported operating results for the year. We started seeing the benefit of those initiatives in the fourth quarter and look forward to building on that foundation in 2019.”

Conference Call

The Company will host a conference call on Monday March 11, 2019 at 8:30 am Eastern Time, which can be accessed by calling:

U.S.: 1-877-407-3982

International: 1-201-493-6780

A replay will be available until Thursday April 11, 2019, 11:59 PM by dialing 1-844-512-2921 in the U.S. and Canada and 1-412-317-6671 internationally and entering the pin number: 13688563.

Use of Non-GAAP Measures

Ballantyne Strong, Inc. prepares its consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA, which differs from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, equity method income, fair value adjustments, severance and transactional expenses and other non-cash charges.

EBITDA and Adjusted EBITDA are not measures of performance defined in accordance with GAAP. However, Adjusted EBITDA is used internally in planning and evaluating the Company’s operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s financial results.

Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as a measure of operating results or liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the Company’s performance. A reconciliation of GAAP net loss to Adjusted EBITDA is included in the accompanying financial schedules.

For further information, please refer to Ballantyne Strong, Inc.’s Annual Report on Form 10-K to be filed with the SEC on or about March 12, 2019, available online at www.sec.gov.

About Ballantyne Strong, Inc. (www.ballantynestrong.com) Ballantyne Strong and its subsidiaries engage in diverse business activities including the design, integration and installation of technology solutions for a broad range of applications; development and delivery of out-of-home messaging, advertising and communications; manufacturing of projection screens; and providing of managed services including monitoring of networked equipment. The Company focuses on serving the cinema, retail, financial, advertising and government markets.

Forward-Looking Statements

Except for the historical information in this press release, it includes forward-looking statements which involve a number of risks and uncertainties, including but not limited to those discussed in the “Risk Factors” section contained in Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2018 and the following risks and uncertainties: the Company’s ability to expand its revenue streams, potential interruptions of supplier relationships or higher prices charged by suppliers, the Company’s ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments, the Company’s ability to successfully execute its capital allocation strategy, the Company’s ability to retain or replace its significant customers, the impact of a challenging global economic environment or a downturn in the markets, economic and political risks of selling products in foreign countries, risks of non-compliance with U.S. and foreign laws and regulations, cybersecurity risks and risks of damage and interruptions of information technology systems, the Company’s ability to retain key members of management and successfully integrate new executives, the Company’s ability to complete acquisitions, strategic investments, entry into new lines of business, divestitures, mergers or other transactions on acceptable terms or at all, the Company’s ability to assert its intellectual property rights, the impact of natural disasters and other catastrophic events, the adequacy of insurance and the impact of having a controlling stockholder. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

CONTACT

Ballantyne Strong, Inc.

Mark Roberson

Chief Financial Officer

Mark.Roberson@btn-inc.com

704-994-8295

Ballantyne Strong, Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	December 31, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$6,698	$4,870
Restricted cash	350	-
Accounts receivable (net of allowance for doubtful accounts of $1,832 and $1,877 respectively)	13,841	10,766
Inventories, net	3,490	4,821
Recoverable income taxes	281	495
Other current assets	1,663	1,290
Total current assets	26,323	22,242
Property, plant and equipment (net of accumulated depreciation of $9,561 and $8,780 respectively)	15,175	10,826
Equity method investments	11,167	18,053
Intangible assets, net	1,795	3,972
Goodwill	875	952
Notes receivable	3,965	2,815
Other assets	337	154
Total assets	$59,637	$59,014
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,724	$3,425
Accrued expenses	2,782	2,882
Short-term debt	3,152	500
Current portion of long-term debt	1,094	65
Current portion of capital lease obligations	160	189
Deferred revenue and customer deposits	2,310	1,619
Total current liabilities	14,222	8,680
Long-term debt, net of current portion and debt issuance costs	10,053	1,870
Capital lease obligations, net of current portion	427	113
Deferred revenue and customer deposits, net of current portion	1,167	1,207
Deferred income taxes	2,516	2,816
Other accrued expenses, net of current portion	254	206
Total liabilities	28,639	14,892
Stockholders’ equity:
Preferred stock, par value $.01 per share; authorized 1,000 shares, none outstanding	-	-
Common stock, par value $.01 per share; authorized 25,000 shares; issued 17,237 and 17,216 shares at December 31, 2018 and 2017, respectively; outstanding 14,443 and 14,422 shares at December 31, 2018 and 2017, respectively	169	169
Additional paid-in capital	41,474	40,565
Accumulated other comprehensive income (loss):
Foreign currency translation	(5,308)	(4,048)
Postretirement benefit obligations	125	99
Unrealized (loss) gain on available-for-sale securities of equity method investment	(195)	353
Retained earnings	13,319	25,570
	49,584	62,708
Less 2,794 of common shares in treasury, at cost	(18,586)	(18,586)
Total stockholders’ equity	30,998	44,122
Total liabilities and stockholders’ equity	$59,637	$59,014

Ballantyne Strong, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Quarters Ended December 31,		Years Ended December 31,
	2018	2017	2018	2017
Net product sales	$9,794	$9,243	$34,378	$47,544
Net service revenues	8,438	6,519	30,311	25,102
Total net revenues	18,232	15,762	64,689	72,646
Cost of products sold	6,480	4,523	29,116	35,446
Cost of services	7,242	7,337	23,394	18,266
Total cost of revenues	13,722	11,860	52,510	53,712
Gross profit	4,510	3,902	12,179	18,934
Selling and administrative expenses:
Selling	1,168	1,210	4,806	5,417
Administrative	3,285	4,415	15,587	16,121
Total selling and administrative expenses	4,453	5,625	20,393	21,538
Loss on disposal of assets	(6)	(210)	(2,135)	(210)
Operating income (loss)	51	(1,933)	(10,349)	(2,814)
Other income (expense):
Interest income	-	1	-	9
Interest expense	(180)	(79)	(447)	(153)
Fair value adjustment to notes receivable	197	1,146	1,150	1,146
Foreign currency transaction gain (loss)	292	106	333	(304)
Other expense, net	(28)	(7)	(35)	(16)
Total other income	281	1,167	1,001	682
Income (loss) before income taxes and equity method investment income	332	(766)	(9,348)	(2,132)
Income tax expense	591	709	2,427	3,418
Equity method investment (loss) income	(309)	442	(552)	1,958
Net loss from continuing operations	(568)	(1,033)	(12,327)	(3,592)
Net Income (loss) from discontinued operations, net of tax	-	41	-	(25)
Net loss	$(568)	$(992)	$(12,327)	$(3,617)
Net loss earnings per share - basic
Net loss from continuing operations	$(0.04)	$(0.07)	$(0.86)	$(0.25)
Net loss from discontinued operations	-	0.00	-	(0.00)
Net loss	(0.04)	(0.07)	(0.86)	(0.25)
Net loss per share - diluted
Net loss from continuing operations	$(0.04)	$(0.07)	$(0.86)	$(0.25)
Net loss from discontinued operations	-	0.00	-	(0.00)
Net loss	(0.04)	(0.07)	(0.86)	(0.25)

Ballantyne Strong, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Years Ended December 31,
	2018	2017
Cash flows from operating activities:
Net loss	$(12,327)	$(3,617)
Net loss from discontinued operations, net of tax	-	(25)
Net loss from continuing operations	(12,327)	(3,592)
Non-cash expenses, net	7,662	3,695
Fair value adjustment to notes receivable	(1,150)	(1,146)
Changes in operating assets and liabilities	(1,410)	1,053
Net cash flows (used in) provided by operating activities - continuing operations	(7,225)	10
Net cash flows used in operating activities - discontinued operations	-	(123)
Net cash used in operating activities	(7,225)	(113)

Cash flows from investing activities:
Proceeds from sale of equity securities	4,531	-
Dividends received from investee in excess of cumulative earnings	69	253
Capital expenditures	(1,984)	(3,275)
Purchase of equity securities	-	(2,525)
Net cash flows provided by (used in) investing activities - continuing operations	2,616	(5,547)
Net cash flows provided by investing activities - discontinued operations	-	134
Net cash provided by (used in) investing activities	2,616	(5,413)

Cash flows from financing activities:
Proceeds from sale-leaseback financing	$7,000	$-
Proceeds from issuance of long-term debt	-	2,000
Proceeds from issuance of short-term debt	3,963	500
Principal payments on short-term debt	(1,154)	-
Principal payments on long-term debt	(2,476)	(33)
Payment of debt issuance costs	(22)	(49)
Payment of costs attributable to issuance of equity contract	(8)	-
Purchase of treasury stock	-	(102)
Proceeds from exercise of stock options	-	71
Payments on capital lease obligations	(230)	(240)
Net cash provided by financing activities	7,073	2,147
Effect of exchange rate changes on cash and cash equivalents - continuing operations	(286)	478
Net increase (decrease) in cash and cash equivalents and restricted cash	2,178	(2,901)
Discontinued operations activity included above:
Add: Cash balance included in assets held for sale at beginning of period	-	175
Less: Cash balance included in assets held for sale at end of period	-	-
Cash and cash equivalents and restricted cash at beginning of period	4,870	7,596
Cash and cash equivalents and restricted cash at end of period	$7,048	$4,870
Components of cash and cash equivalents and restricted cash:
Cash and cash equivalents	$6,698	$4,870
Restricted cash	350	-
Total cash and cash equivalents and restricted cash	$7,048	$4,870

Ballantyne Strong, Inc. and Subsidiaries

Summary by Business Segments

(In thousands)

(Unaudited)

	Quarters Ended December 31,		Year ended December 31,
	2018	2017	2018	2017
Strong Cinema
Revenue	$10,923	$10,785	$44,361	$48,938
Gross profit	3,695	3,354	14,710	14,919
Operating income	2,726	2,086	10,407	10,678
Adjusted EBITDA	$3,242	$2,391	$11,812	$11,220

Convergent
Revenue	$5,706	$5,163	$17,210	$24,348
Gross profit	1,481	488	2,061	3,840
Operating income (loss)	687	(1,830)	(4,483)	(3,944)
Adjusted EBITDA	$1,093	$(823)	$(1,459)	$(2,223)

Strong Outdoor
Revenue	$1,684	$-	$3,632	$-
Gross loss	(726)	-	(4,843)	-
Operating loss	(1,118)	-	(6,070)	-
Adjusted EBITDA	$(1,041)	$-	$(5,803)	$-

Corporate and Other
Revenue	$(81)	$(186)	$(514)	$(640)
Gross profit	60	60	251	175
Operating loss	(2,244)	(2,189)	(10,203)	(9,548)
Adjusted EBITDA	$(1,944)	$(1,951)	$(8,227)	$(8,509)

Consolidated
Revenue	$18,232	$15,762	$64,689	$72,646
Gross profit	4,510	3,902	12,179	18,934
Operating income (loss)	51	(1,933)	(10,349)	(2,814)
Adjusted EBITDA	$1,350	$(383)	$(3,677)	$488

Ballantyne Strong, Inc. and Subsidiaries

Reconciliation of Net Loss to Adjusted EBITDA

(In thousands)

(Unaudited)

	Quarters Ended December 31,
	2018					2017

	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$2,499	416	$(1,118)	(2,365)	$(568)	$3,743	(2,187)	$-	(2,548)	$(992)
Interest expense, net	28	60	-	92	180	2	54	-	22	78
Income tax expense	410	181	-	-	591	328	381	-	-	709
Depreciation and amortization	231	413	77	98	819	239	310	-	33	582
EBITDA	3,168	1,070	(1,041)	(2,175)	1,022	4,312	(1,442)	-	(2,493)	377
Stock-based compensation expense	-	-	-	189	189	-	-	-	200	200
Fair value adjustment to notes receivable	(197)	-	-	-	(197)	(1,146)	-	-	-	(1,146)
Equity method investment loss (income)	267	-	-	42	309	(785)	-	-	343	(442)
Impairment charges	4	2	-	-	6	10	201	-	-	211
Severance and other	-	21	-	-	21	-	418	-	(1)	417
Adjusted EBITDA	$3,242	$1,093	$(1,041)	$(1,944)	$1,350	$2,391	$(823)	$-	$(1,951)	$(383)

	Years Ended December 31,
	2018					2017

	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$8,834	(5,448)	$(6,070)	(9,643)	$(12,327)	$10,622	(4,445)	$-	(9,794)	$(3,617)
Interest expense, net	72	239	-	136	447	(1)	89	-	56	144
Income tax expense	1,925	502	-	-	2,427	2,899	519	-	-	3,418
Depreciation and amortization	892	1,312	267	273	2,744	912	994	-	232	2,138
EBITDA	11,723	(3,395)	(5,803)	(9,234)	(6,709)	14,432	(2,843)	-	(9,506)	2,083
Stock-based compensation expense	-	-	-	837	837	-	-	-	736	736
Fair value adjustment to notes receivable	(1,150)	-	-	-	(1,150)	(1,146)	-	-	-	(1,146)
Equity method investment loss (income)	1,233	-	-	(681)	552	(2,074)	-	-	116	(1,958)
Impairment charges	6	1,707	-	818	2,531	8	202	-	-	210
Severance and other	-	229	-	33	262	-	418	-	145	563
Adjusted EBITDA	$11,812	$(1,459)	$(5,803)	$(8,227)	$(3,677)	$11,220	$(2,223)	$-	$(8,509)	$488